Exhibit 32.2
Section 906 Certification by Chief Financial Officer of Quarterly Report

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zarlink Semiconductor Inc. (the "Company") on Form 10-Q for the period ending December 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Milligan, Senior Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 5, 2004

                                      /s/ SCOTT MILLIGAN
                                      ------------------------------------------
                                      Scott Milligan
                                      Senior Vice President of Finance and Chief
                                      Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Zarlink Semiconductor Inc. and will be retained by Zarlink Semiconductor Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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